EXHIBIT 10.6

AMENDMENT NO. 1 TO LETTER CONSULTING AGREEMENT
BY AND BETWEEN
POWER OF THE DREAM VENTURES, INC. AND
MR. GABOR KOLOSSVARY

* * * *

AMENDMENT NO. 1 dated May 29, 2007 (the “Amendment”) to Letter Consulting Agreement dated May 29, 2007 by and between Power of the Dream Ventures, Inc., a Delaware corporation (the “Company”) (the “Agreement”) and Gabor Kolossvary (“Consultant or GK”).

RECITALS:

WHEREAS, GK and the Company entered into the Agreement on May 29, 2007, pursuant to which, GK is to provide business consulting services to and for the benefit of the Company;

WHEREAS, in consideration for his business consulting services, GK is to be paid a one-time payment of one hundred thousand (100,000) shares of Common Stock, $.0001 par value per share, of the Company (the “Consulting Shares”);

WHEREAS, it was always contemplated between the parties that the issuance of the Consulting Shares to GK was to be effected pursuant to the registration exemption provided by Regulation S as promulgated under the Securities Act of 1933, as amended (the “1933 Act”);

WHEREAS, this Amendment is for the express and limited purpose of documenting and confirming that all of the pre-requisites for qualification under Regulation S exist with respect to the Company’s issuance and delivery of the Consulting Shares to GK.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions herein contained, the Agreement is hereby amended by this Amendment as follows:

1.	A new Section “M” is hereby added to the Agreement which shall read, in its entirety, as follows:

“M.           Regulation S Representations, Warranties & Covenants.

GK further acknowledges, represents, warrants and covenants to the Company that:

 (a)           the Consulting Shares are being offered and sold to GK in reliance on the exemptions from the registration requirements of the 1933 Act provided by the provisions of Regulation S as promulgated under the 1933 Act, and that the Consulting Shares may not be resold in the United States or to a US Person as defined in Regulation S, except pursuant to an effective registration statement or an exemption from the registration provisions of the 1933 Act as evidenced by an opinion of counsel acceptable to the Company, and that in the absence of an effective registration statement covering the Consulting Shares or an available exemption from registration under the 1933 Act, the Consulting Shares must be held indefinitely. GK further acknowledges that neither this Amendment nor the Agreement is intended as a plan or scheme to evade the registration requirements of the 1933 Act;

(b)           GK is a resident of the Republic of Hungary;

(c)           GK is not a “US Person” as that term is defined in Rule 902 of Regulation S, as more fully set forth in Section 2 of this Amendment;

(d)           GK is not, and on the date that he receives the Consulting Shares will not be, an affiliate of the Company;

(e)           that all offers and sales of the Consulting Shares shall be made in compliance with all applicable laws of any applicable jurisdiction and, particularly, in accordance with Rules 903 and 904, as applicable, of Regulation S or pursuant to registration of the Consulting Shares under the 1933 Act or pursuant to an exemption from registration.  In any case, none of the Consulting Shares have been and will be offered or sold by GK to, or for the account or benefit of a U.S. Person or within the United States until after the end of a one year period commencing on the date on which this Amendment is accepted by the Company (the “Distribution Compliance Period”), except pursuant to an effective registration statement as to the Consulting Shares or an applicable exemption from the registration requirements of the 1933 Act.

(f)           the Consulting Shares have not been offered to GK in the United States and the individual making the decision to purchase the Consulting Shares and executing and delivering this Amendment on behalf of GK were not in the United States when the decision was made and this Amendment was executed and delivered;

(g)           GK will not engage in any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Consulting Shares; and

(h)           neither GK nor any of his affiliates will directly or indirectly maintain any short position, purchase or sell put or call options or otherwise engage in any hedging activities in any of the Common Stock of the Company until after the end of the Distribution Compliance Period, and acknowledges that such activities are prohibited by Regulation S.”

2.	A new Section “N” is hereby added to the Agreement, which shall read, in its entirety, as follows:

“N.           Regulation S – Definition of US Person.

Rule 902 (k)(1): "U.S. person" means:

i.	Any natural person resident in the United States;

ii.	Any partnership or corporation organized or incorporated under the laws of the United States;

iii.	Any estate of which any executor or administrator is a U.S. person;

iv.	Any trust of which any trustee is a U.S. person;

v.	Any agency or branch of a foreign entity located in the United States;

vi.	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

vii.	Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

viii.	Any partnership or corporation if:

A.	Organized or incorporated under the laws of any foreign jurisdiction; and

B.
Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

Rule 902(k)(2):  The following are not "U.S. persons":

i.
Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

ii.	Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if:

A.	An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

B.	The estate is governed by foreign law;

iii.
Any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;

iv.	An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

v.	Any agency or branch of a U.S. person located outside the United States if:

A.	The agency or branch operates for valid business reasons; and

B.	The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

vi.
The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

Rule 902(l):  United States. "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

2.  Except as amended by this Amendment, the remaining terms and provisions of the Agreement shall remain unchanged.

IN WITNESS WHEREOF, each of the Company and GK have executed this Amendment, agreeing to be bound by the terms hereof, as of the day and year first-above written.

POWER OF THE DREAM VENTURES, INC.

By
	Name:	Viktor Rozsnyay, President

CONSULTANT:

Name:	Gabor Kolossvary